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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

            ----------------------------------

                         FORM 8-K

                      CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 9, 1996



                  BENTLEY INTERNATIONAL, INC.
     (Exact name of registrant as specified in its charter)


     MISSOURI                       0-19503                     43-1325291
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)                  Identification
    organization)                                                Number)


      1353 NORTH WARSON ROAD
       ST. LOUIS, MISSOURI                                     63132
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (314) 432-4252


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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i)   On October 9, 1996, Bentley International, Inc. (the
"Registrant") dismissed the accounting firm of Deloitte & Touche, LLP as its principal independent accountant.

(a)(1)(ii) The former principal accounting firm's report on the financial statements for each of the past two years contained a qualification with respect to the Registrant's ability to operate as a going concern.

(a)(1)(iii) The Registrant's board of directors approved the decision to change accounting firms.

(a)(1)(iv)(A)     Through the date hereof, there were no disagreements with
the former accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(a)(2)(i) On October 9, 1996, the Registrant engaged the accounting firm of Rubin, Brown, Gornstein & Co., LLP as its principal independent accountant.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       The exhibit required by Form 8-K, Item 4 will be submitted at a later date.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 14, 1996

                                       BENTLEY INTERNATIONAL, INC.



                                    By   /s/ Lloyd R. Abrams
                                        -------------------------------------
                                        Lloyd R. Abrams,
                                        President and Chief Executive Officer